UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2018

Superconductor Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

9101 Wall Street, Suite 1300, Austin, TX		78754
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 334-8900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2018, Superconductor Technologies Inc. (the “Company” or “we” or “our”) effected a one-for-ten (1-for-10) reverse stock split of our common stock, par value $0.001 (the “Reverse Stock Split”). The Company filed a Certificate of Amendment (the “Certificate of Amendment”) of its Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”), with the Secretary of State of the State of Delaware, to effect the Reverse Stock Split.

As previously described in detail in our definitive proxy statement filed with the Securities and Exchange Commission, at our annual meeting of stockholders adjourned to June 15, 2018, the stockholders approved amendment of our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of not less than 1-for-4 and not more than 1-for-10. Our board of directors thereafter selected the 1-for-10 reverse stock split ratio and authorized the implementation of the Reverse Stock Split.

As a result of the Reverse Stock Split, every ten (10) shares of our pre-Reverse Stock Split common stock were combined and reclassified into one (1) share of our common stock. Our post-Reverse Stock Split common stock began trading on July 24, 2018 with a new CUSIP number of 867931 602. The Reverse Stock Split did not change our authorized number of shares or the par value of our common stock.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would have been entitled to receive a fractional share in connection with the Reverse Stock Split will receive a cash payment in lieu thereof.

Our transfer agent, Computershare Trust Company, is acting as exchange agent for the Reverse Stock Split and will send instructions to stockholders of record regarding the exchange of certificates for common stock. Stockholders who hold their shares in brokerage accounts or in “street name” will not be required to take any action to effect the exchange of their shares.

On July 23, 2018, we issued a press release with respect to the Reverse Stock Split described herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Superconductor Technologies Inc. filed with the Delaware Secretary of State on July 19, 2018, and effective at 12:01 a.m. on July 24, 2018.

99.1	Press Release dated July 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superconductor Technologies Inc.

Dated: July 24, 2018	By:	/s/ WILLIAM J. BUCHANAN
William J. Buchanan
Vice President and Chief Financial Officer